GOLDMAN SACHS TRUST II

Goldman Sachs Strategic Multi-Asset Class Funds

Goldman Sachs Multi-Manager Global Equity Fund

(the “Fund”)

Supplement dated April 22, 2026 to the

Prospectus and Statement of Additional Information (“SAI”),

dated February 28, 2026

On April 22, 2026, Diamond Hill Investment Group, Inc. (“DHIL”) was acquired by First Eagle Investment Management, LLC. DHIL is the parent company of Diamond Hill Capital Management, Inc. (“Diamond Hill”), an Underlying Manager of the Fund. The transaction is deemed to be a “change in control” of Diamond Hill, which constituted an “assignment” (as defined under the Investment Company Act of 1940, as amended (the “1940 Act”)) of the sub-advisory agreement between Diamond Hill and Goldman Sachs Asset Management, L.P. (“GSAM”) with respect to the Fund (the “Prior Sub-Advisory Agreement”). As required under the 1940 Act, the Prior Sub-Advisory Agreement provided that it shall automatically terminate upon its assignment by or a change of control of the contracting Underlying Manager. Accordingly, on April 22, 2026, the Board of Trustees of Goldman Sachs Trust II approved a new sub-advisory agreement between Diamond Hill and GSAM (the “New Sub-Advisory Agreement”). The New Sub-Advisory Agreement took effect on April 22, 2026, and is similar in all material respects to the Prior Sub-Advisory Agreement. There have been no changes to the investment staff of Diamond Hill that provide services to the Fund, or to the Fund’s portfolio managers, investment philosophy, principal investment strategies or risks, in connection with the transaction.

Effective immediately, the Fund’s Prospectus is revised as follows:

The following replaces in its entirety the subsection regarding Diamond Hill under the “Service Providers—Investment Subadvisers (Underlying Managers)—Goldman Sachs Multi-Manager Global Equity Fund” section of the Prospectus:

Diamond Hill Capital Management Inc. (“Diamond Hill”) is located at 325 John H. McConnell Boulevard, Suite 200, Columbus, Ohio 43215, and is an investment adviser registered with the SEC. The firm has approximately $29.4 billion of assets under management as of December 31, 2025. Diamond Hill is a wholly-owned subsidiary of Diamond Hill Investment Group, Inc., which in turn is a wholly-owned subsidiary of First Eagle Investment Management, LLC. With respect to the Fund, the firm manages an allocation of large-cap equity securities. Diamond Hill’s large-cap equity strategy utilizes bottom-up fundamental research to construct of diversified portfolio of predominately U.S. securities.

Effective immediately, the Fund’s SAI is revised as follows:

The following replaces in its entirety the subsection regarding Diamond Hill under the “Management Services—Underlying Managers—Goldman Sachs Multi-Manager Global Equity Fund” section of the SAI:

Diamond Hill Capital Management Inc. Diamond Hill is a wholly-owned subsidiary of Diamond Hill Investment Group, Inc., which in turn is a wholly-owned subsidiary of First Eagle Investment Management, LLC.

This Supplement should be retained with your Prospectus and SAI for future reference.

GSEQXTBDSTK 04-26